INDEPENDENCE ONE EQUITY PLUS FUND
(A Portfolio of Independence One Mutual Funds)
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SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 1998

 Please delete the "Summary of Fund Expenses" on page 1 and replace it with the following:

SUMMARY OF FUND EXPENSES
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
                       SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).................................... None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)..................................... None
Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable).................................. None
Redemption Fee (as a percentage of amount redeemed, if applicable)....... None
Exchange Fee............................................................. None

                        ANNUAL FUND OPERATING EXPENSES
                   (As a percentage of average net assets)
Management Fee (after waiver)(1)......................................... 0.30%
12b-1 Fee................................................................ None
Total Other Expenses..................................................... 0.20%
  Total Fund Operating Expenses (after waiver)(2)........................ 0.50%

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(1) The management fee has been reduced to reflect the anticipated voluntary waiver of a portion of the management fee by the adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.40%.

(2) The Total Fund Operating Expenses in the table above are based on expenses expected to be incurred during the fiscal year ending April 30, 1999 and are expected to be 0.60% absent the anticipated voluntary waiver described in
    Note 1 above. During the course of this period, expenses may be more or less than the amounts shown. The Total Fund Operating Expenses (after waivers) were 0.42% for the fiscal year ended April 30, 1998.

  The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in the Fund." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                          ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment assuming (1) 5% annual return
and (2) redemption at the end of each time
period.........................................   $ 5     $16      $28     $63

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                  July 20, 1998
LOGO FEDERATED INVESTORS

     Federated Securities Corp., Distributor
     Cusip 453777872
     G01184-19 (7/98)

LOGO